                                                                      EXH. 99.1

            PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

        The following unaudited pro forma consolidated, condensed financial statements have been prepared to reflect the merger of Dauphin Deposit Corporation ("Dauphin") into First Maryland Bancorp (the "Company") on a purchase accounting basis. Under purchase accounting, the assets and liabilities of Dauphin are adjusted to their estimated fair value at the date of consummation of the merger.

        The unaudited pro forma consolidated, condensed financial statements give effect to the merger of Dauphin into the Company at the beginning of each period presented, but do not reflect anticipated expenses and nonrecurring charges as a result of, or estimated expense savings and revenue enhancements anticipated to result from, the merger. The unaudited pro forma consolidated, condensed financial statements reflect only the effect of the payment of the merger consideration and estimates relating to the fair value of certain assets, liabilities and other items as more fully described in the notes to the pro forma financial statements, and do not reflect any other purchase accounting adjustments. The actual adjustments to Dauphin's accounts will be made as of the consummation date of the merger and may be materially different from the amounts presented in the following pro forma financial statements.

        The unaudited pro forma consolidated, condensed financial statements are provided for informational purposes, and are not necessarily indicative of the financial condition and results of future operations that would have been achieved had the merger been consummated at the dates indicated. The unaudited pro forma consolidated, condensed financial information should be read in conjunction with the consolidated historical financial statements (and notes thereto) of the Company, and with the consolidated historical financial statements (and notes thereto) of Dauphin.

                  PRO FORMA CONSOLIDATED STATEMENT OF CONDITION
                               SEPTEMBER 30, 1996


                                                              HISTORICAL
                                                        ---------------------
($ in thousands)                                        FIRST MD      DAUPHIN                                         PRO FORMA
                                                        BANCORP       DEPOSIT           PRO FORMA ADJUSTMENTS         COMBINED
                                                                                  -----------------------------
                                                        9/30/96       9/30/96       (DEBIT)          (CREDIT)          9/30/96
                                                        -------       -------     -----------------------------      ----------
ASSETS
Cash and due from banks                                 $826,569     $178,669     $147,113 (b)      $937,000 (a)     $1,005,238
                                                                                   148,317 (c)
                                                                                   190,000 (d)
                                                                                   451,570 (e)
Money market investments                                  47,106       30,180                                            77,286
Investment securities available-for-sale               2,801,694    2,168,620                        451,570 (e)      4,518,744
Assets held-for-sale                                     159,885      210,858                                           370,743
Loans, net of unearned income                          6,615,161    3,236,742       14,678 (h)                        9,866,581
        Allowance for credit losses                     (170,529)     (43,449)                                         (213,978)
                                                     -----------   ----------   ----------        ----------        -----------
Loans, net                                             6,444,632    3,193,293       14,678                 0          9,652,603
                                                     -----------   ----------   ----------        ----------        -----------
Premises and equipment                                   106,254       74,346                                           180,600
Due from customers on acceptances                          9,878                                                          9,878
Goodwill                                                  86,437       14,137      802,919 (a)         2,375 (f)        860,686
                                                                                    32,463 (i)        11,919 (g)
                                                                                     7,276 (k)        14,678 (h)
                                                                                    28,007 (l)        81,581 (j)
Other assets                                             359,442      101,174        2,375 (f)                          556,491
                                                                                    11,919 (g)
                                                                                    81,581 (j)
                                                     -----------   ----------   ----------        ----------        -----------
    TOTAL ASSETS                                     $10,841,897   $5,971,277   $1,918,218        $1,499,123        $17,232,269
                                                     ===========   ==========   ==========        ==========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Domestic deposits:
   Non-interest bearing deposits                      $2,224,720     $499,399                                        $2,724,119
   Interest bearing deposits                           5,130,774    3,579,645                         32,463 (i)      8,742,882
Interest bearing deposits in foreign
   banking office                                        142,896                                                        142,896
                                                     -----------   ----------   ----------        ----------        -----------
        Total deposits                                 7,498,390    4,079,044            0           $32,463         11,609,897
                                                     -----------   ----------   ----------        ----------        -----------
Funds purchased, securities sold under
   repurchase agreements and other borrowed
   funds, short-term                                   1,257,216    1,208,815                                         2,466,031
Bank acceptances outstanding                               9,878                                                          9,878
Accrued taxes and other liabilities                      309,501       93,722                          7,276 (k)        438,506
                                                                                                      28,007 (l)
Long-term debt                                           554,729       40,035        4,420 (a)       190,000 (d)        780,344
                                                     -----------   ----------   ----------        ----------        -----------
                Total Liabilities                      9,629,714    5,421,616        4,420           257,746         15,304,656
                                                     -----------   ----------   ----------        ----------        -----------

Guaranteed preferred beneficial interests in
junior subordinated debentures                                                                       147,113 (b)        295,430
                                                                                                     148,317 (c)
Redeemable preferred stock                                 9,000                                                          9,000

Stockholders' equity                                   1,203,183      549,661      549,661 (a)       420,000 (a)      1,623,183

    TOTAL LIABILITIES, GUARANTEED PREFERRED
    BENEFICIAL INTERESTS, REDEEMABLE                 -----------   ----------   ----------        ----------        -----------
    PREFERRED STOCK AND STOCKHOLDERS' EQUITY         $10,841,897   $5,971,277     $554,081          $973,176        $17,232,269
                                                     ===========   ==========   ==========        ==========        ===========

             Notes to Pro Forma Consolidated Statement of Condition


(a) Purchase of outstanding shares, settlement of stock options and conversion of $4.4 million of convertible subordinated debentures of Dauphin for $43.00 per share. Of the total merger consideration of $1.36 billion, $937 million will be paid to Dauphin shareholders who elect to receive cash and to Allied Irish Banks, p.l.c. (""AIB'') for use of AIB American Depository Shares. The remaining merger consideration of $420 million will be in the form of Company common stock issued to AIB for use of AIB American Depository Shares.

(b) Issuance of $147.1 million in guaranteed preferred beneficial interests in junior subordinated debentures in December 1996.

(c) Issuance of $148.3 million in guaranteed preferred beneficial interests in junior subordinated debentures in February 1997.

(d)   Issuance of $190 million in subordinated notes to fund the acquisition.

(e) Sale of $451.6 million in short-term investment securities to fund the acquisition.

(f)   Adjustment of purchased and originated mortgage servicing to fair value.

(g) Recordation of the value of pension plan assets in excess of the projected benefit obligation.

(h)   Adjustment of loans receivable to fair value.

(i)   Adjustment of deposits to fair value.

(j) Recordation of a core deposit intangible. An estimate of 2% of total deposits was used.

(k) Adjustment of the liability for post retirement benefits to the actuarial present value of the postretirement benefit obligation.

(l) Adjustment of the estimated tax liability associated with adjustments to the carrying value of loans, pension assets, deposits, mortgage servicing rights, and certain identifiable intangible assets.

              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                               SEPTEMBER 30, 1996

($ in thousands)

                                                                   NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------------------------------------
                                                          HISTORICAL                                          PRO FORMA
                                                      ----------------------
                                                      FIRST MD      DAUPHIN     PRO FORMA ADJUSTMENTS          COMBINED
                                                                              -----------------------
                                                       BANCORP      DEPOSIT    (DEBIT)        (CREDIT)          9/30/96
                                                      ---------    ---------  --------         -------         ---------
INTEREST INCOME
Interest and fees on loans                             $384,869     $186,952    $2,200 (a)                      $569,621
Interest and dividends on investment
   securities                                           130,885       97,739    18,600 (b)                       210,024
Interest on assets held-for-sale                          6,571        7,639                                      14,210
Interest on money market investments                     11,334          538                                      11,872
                                                      ---------    ---------  --------         -------         ---------
            Total interest and dividend income          533,659      292,868    20,800              $0           805,727
                                                      ---------    ---------  --------         -------         ---------

INTEREST EXPENSE
Interest on deposits                                    152,706      118,831                     8,100 (c)       263,437
Interest on Federal funds purchased and
   other short-term borrowings                           54,710       36,251                                      90,961
Interest on long-term debt                               27,782        2,648     8,700 (d)                        39,130
                                                      ---------    ---------  --------         -------         ---------
            Total interest expense                      235,198      157,730     8,700           8,100           393,528
                                                      ---------    ---------  --------         -------         ---------

Net interest income                                     298,461      135,138    29,500           8,100           412,199
Provision for credit losses                               6,000        4,800                                      10,800
                                                      ---------    ---------  --------         -------         ---------
Net interest income after provision for credit
   losses                                               292,461      130,338    29,500           8,100           401,399
                                                      ---------    ---------  --------         -------         ---------
Noninterest income                                      160,059       67,620                                     227,679
Noninterest expenses                                    301,503      127,781    22,800 (e)                       472,884
                                                                                 6,100 (f)
                                                                                 7,400 (g)
                                                                                 7,300 (h)
                                                      ---------    ---------  --------         -------         ---------
Income before income taxes                              151,017       70,177    73,100           8,100           156,194
Income tax expense                                       54,712       18,524                    16,600 (i)        56,636
                                                      ---------    ---------  --------         -------         ---------
Net Income                                            $  96,305    $  51,653  $ 73,100         $24,700         $  99,558
                                                      =========    =========  ========         =======         =========

              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                DECEMBER 31, 1995

($ in thousands)

                                                                       YEAR ENDED DECEMBER 31, 1995
                                                       -----------------------------------------------------------------
                                                            HISTORICAL                                       PRO FORMA
                                                       ---------------------
                                                       FIRST MD     DAUPHIN     PRO FORMA ADJUSTMENTS         COMBINED
                                                                               ----------------------
                                                        BANCORP     DEPOSIT     (DEBIT)       (CREDIT)        12/31/95
                                                       --------     --------    -------        -------       -----------
INTEREST INCOME
Interest and fees on loans                             $510,874     $245,440     $2,900 (a)                     $753,414
Interest and dividends on investment
   securities                                           168,274      111,495     24,800 (b)                      254,969
Interest on assets held-for-sale                          7,305        5,589                                      12,894
Interest on money market investments                     21,088        1,120                                      22,208
                                                       --------     --------    -------        -------       -----------
            Total interest and dividend income          707,541      363,644     27,700        $     0         1,043,485
                                                       --------     --------    -------        -------       -----------

INTEREST EXPENSE
Interest on deposits                                    205,566      147,502                    10,800 (c)       342,268
Interest on Federal funds purchased and
   other short-term borrowings                           86,858       35,880                                     122,738
Interest on long-term debt                               22,124        4,549     11,600 (d)                       38,273
                                                       --------     --------    -------        -------       -----------
            Total interest expense                      314,548      187,931     11,600         10,800           503,279
                                                       --------     --------    -------        -------       -----------

Net interest income                                     392,993      175,713     39,300         10,800           540,206
Provision for credit losses                              16,000        5,608                                      21,608
                                                       --------     --------    -------        -------       -----------
Net interest income after provision for credit
   losses                                               376,993      170,105     39,300         10,800           518,598
                                                       --------     --------    -------        -------       -----------
Noninterest income                                      195,910       71,789                                     267,699
Noninterest expenses                                    388,724      153,119     30,400 (e)                      600,043
                                                                                  8,200 (f)
                                                                                  9,900 (g)
                                                                                  9,700 (h)
                                                       --------     --------    -------        -------       -----------
Income before income taxes                              184,179       88,775     97,500         10,800           186,254
Income tax expense                                       63,992       23,210                    22,100 (i)        65,102
                                                       --------     --------    -------        -------       -----------
Net Income                                             $120,187     $ 65,565    $97,500        $32,900       $   121,152
                                                       ========     ========    =======        =======       ===========

                                    Notes to
                   Pro Forma Consolidated Statements of Income


(a) Amortization of the $14.7 million fair value premium on loans associated with the acquisition assuming an amortization period of 5 years.

(b) Reduction in interest income due to the sale of $451.6 million in short-term investment securities to fund the acquisition.

(c) Amortization of the $32.5 million fair value premium on deposits associated with the acquisition assuming an amortization period of 3 years.

(d) Increase in interest expense resulting from $190 million in new subordinated debt which will be used to fund the acquisition.

(e) Amortization of $760.1 million in goodwill associated with the acquisition assuming an amortization period of 25 years.

(f) Amortization of the $81.6 million core deposit intangible associated with the acquisition assuming an amortization period of 10 years.

(g) Minority interest expense resulting from the issuance of $147.1 million in guaranteed preferred beneficial interests in junior subordinated debentures in December 1996.

(h) Minority interest expense resulting from the issuance of $148.3 million in guaranteed preferred beneficial interests in junior subordinated debentures in February 1997 assumed to fund the acquisition.

(i) Reduction in income tax expense related to certain other pro forma adjustments assuming an effective income tax rate of 39.55%.